UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: January 15, 2012

                                   ASPI, Inc.
				----------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


       000-21477                                             27-0514566
---------------------------                                  -------------
(Commission File Number)                                  (I.R.S. Employer
                                                          Identification No.)

                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code: 303-422-8127


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


Item 5.07 Submission of Matters to a Vote of Security Holders

On January 15, 2012, ASPI, Inc. ("the Company") held its annual shareholder meeting ("the meeting") at 7609 Ralston Road, Arvada, CO 80002. At such meeting, the following proposals were passed by a majority of the shareholders of the Company. Shareholders holding 73,879,655 shares of common stock were eligible to vote on the proposals.

The proposals presented to the shareholders were voted on and approved by the shareholders as set forth below. Of the 73,879,655 shares eligible to vote, 73,412,618 shares were voted. In accordance with the Company's Bylaws, all non-votes are considered to be in approval of the proposal.

1. To elect three directors to hold office until the next Annual Meeting of shareholders and qualification of their respective successors.

                                        No. of Shares        % of Shares Voted

Yuen Ling Look             FOR:             73,140,148              99.6%
                           AGAINST:         44,775                  0.06%
                           WITHHELD:        213                    <0.01%

Siu Fong Kelly Yeung       FOR:             73,140,176             99.6%
                           AGAINST:         44,775                  0.06%
                           WITHHELD:        185                    <0.01%

Siu Lun Tong               FOR:             73,140,176             99.0%
                           AGAINST:         44,775                  0.05%
                           WITHHELD:        185                    <0.01%

The three directors elected to the Board of directors were already standing members of the Board. Therefore, there were no changes to the composition of the Company's Board of Directors.

2. To ratify the appointment of our Auditors De Joya Griffith & Co., LLC for the fiscal year ending June 30, 2012.

                                  No. of Shares          % of Shares Voted

                  FOR:               73,373,220              98.9%
                  AGAINST:           39,280                  0.05%
                  ABSTAIN:           118                     <0.01%
                  NON VOTES:         0                       0.00%

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3. To change  the  Company's  name to JV Group,  Inc.  and file the  appropriate
Articles of Amendment to implement the name change.

			        No. of Shares 		% of Shares Voted

                  FOR:              73,373,005                 99.8%
                  AGAINST:          39,483                     0.05%
                  ABSTAIN:          130                        <0.01%
                  NON VOTES:        0                          0.00%


4. To authorize the officers and directors of the Company to amend the Company's Articles of Incorporation to increase the number of Common Shares authorized from one hundred million (100,000,000) to one billion (1,000,000,000).

                                    No. of Shares          % of Shares Voted

                  FOR:              73,363,450                 99.9%
                  AGAINST:          45,074                     0.06%
                  ABSTAIN:          94                         <0.01%
                  NON VOTES:        0                          0.00%

The actions approved in proposals 3 and 4 will be effective upon filing amendments to the Company's Articles of Incorporation with the Secretary of State of Delaware. The Company is in the process of completing these filings.





















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            ASPI, INC.
                                            (Registrant)

Dated: February 7, 2012


                                            /s/ Yuen Ling Look
                                            Yuen Ling Look, President


































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